THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON RESALE AND MAY NOT BE RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.




                    WARRANT TO PURCHASE ___________SHARES OF
                                  COMMON SHARES

                                       OF

                            THE CLASSICA GROUP, INC.

                          Void after December _________


         This certifies that, for value received, __________ or its permitted assigns ("Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time before 5:00 p.m. Eastern Standard Time on December 12, 2005 (the "Expiration Date") to purchase from The Classica Group, Inc., a New York corporation (the "Company"), up to _______ shares of the Company's Common Stock, each with a par value of $0.001 (the "Warrant Stock"), at a price of $______ per share (the "Purchase Price"). The Purchase Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein. Unless the context otherwise requires, the term "Warrant Stock" shall mean the stock and other securities and property at any time issuable upon exercise of this Warrant. The term "Warrant" as used herein, shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

1. Exercise.

         1.1 Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day prior to the Expiration Date by surrendering this Warrant at the principal executive office of the Company, together with an executed Notice of Exercise in the form attached hereto as
Exhibit 1 and payment in full of the Purchase Price for the number of shares of Warrant Stock to be purchased upon such exercise of this Warrant.

         1.2 Form of Payment. Payment may be made by (i) certified or bank check payable to the Company's order, (ii) wire transfer of funds to the Company, or
(iii) a combination of the foregoing.

         1.3 Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Holder and the Company shall promptly issue a new Warrant of like tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased.

         1.4 No Fractional Shares. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.

         1.5 Stock Certificates. In the event of any exercise of the rights represented by this Warrant, as promptly as practicable on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Warrant Stock issuable upon such exercise.

2. Representations and Warranties of the Company.

         2.1. Valid Issuance. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         2.2. Due Authorization The execution, delivery and performance of this Warrant have been duly authorized by all requisite corporate action by the Company, will not violate or result in a breach of any provision of any law, statute, rule or regulation which would materially and adversely affect the business, assets, liabilities, financial conditions or operations of the Company, and will not violate or result in a breach of any provision of any order of any court or other agency or the Articles of Incorporation of the Company and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the properties or assets of the Company.

         2.3 Binding Obligation; No Consents This Warrant has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its respective terms. No registration or filing with, or consent or approval of, or other action by, any Federal, state, foreign or other governmental department, commission, board, bureau, agency or instrumentality or any third party is necessary for the execution, delivery and performance of this Warrant or for the issuance of the shares of Warrant Stock issuable upon exercise of the Warrant.

3. Transfer. This Warrant may not be transferred in whole or in part unless such transfer complies with all applicable securities laws. Upon a valid transfer of all or a portion of this Warrant, the Company shall promptly make appropriate entries on the books of the Company maintained for such purpose at the principal office of the Company. The Company shall promptly issue substantially identical new Warrant(s) to the appropriate new Holder(s).

4. Adjustment of Purchase Price and Number of Shares. The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Purchase Price therefor, are subject to adjustment upon occurrence of the following events:

        4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Purchase Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Warrant Stock.

         4.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock payable in securities of the Company then, and in each such case, the Holder of this Warrant, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant immediately prior thereto.

5. Certificate as to Adjustments. In each case of any adjustment in either the Purchase Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall forthwith mail a copy of each such certificate to the Holder of this Warrant.

6. Major Corporate Event.

                           6.1 Definitions: The following term shall have the
meaning indicated:

(a) "Non-Surviving Combination" means any merger, consolidation or other business combination by the Company with one or more persons (other than a wholly owned subsidiary of the Company) in which the Company is not the survivor, or a sale of all or substantially all of the assets of the Company to one or more other persons, if, in connection with either of the foregoing, consideration is distributed to holders of shares of the Company's common stock in exchange for all or substantially all of their equity interest in the Company.

         6.2 Non-Surviving Combination. The Company shall provide notice to the Holder at least 15 business days prior to the expected closing of any Non-Surviving Combination. The Holder shall, within 10 business days of receipt of such notice, exercise this Warrant for Warrant Stock.

7. No Impairment. The Company shall not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) shall take all action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon the exercise of this Warrant.

8. Notices of Record Date. In case:

                  (a) the Company shall take a record of the holders of its Warrant Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any stock dividend; or

                  (b) of any voluntary dissolution, liquidation or winding-up of the Company; or

                  (c) of any redemption or conversion into shares of the Company's common stock of all outstanding Warrant Stock;

then, and in each such case, the Company shall mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, and stating the amount and character of such dividend, or (ii) the date on which such dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

8. Loss or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of a written indemnity agreement reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor.

9. Reservation of Warrant Stock. The Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of its common stock as shall be sufficient to permit the exercise in full of this Warrant and the conversion of all shares of Warrant Stock.

10. No Shareholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

11. Representations of the Holder. The Holder hereby represents and warrants to the Company that it:

         11.1 Understands that: (a) the Warrant and Warrant Stock are "restricted securities" under the federal securities laws because the sale of the Warrant and Warrant Stock has not been registered under the Act; (b) the Warrant and Warrant Stock may be resold without registration under the Act only in certain limited circumstances; and (c) the Holder may be required to hold the Warrant and Warrant Stock indefinitely unless such securities are subsequently registered under the Act or an exemption from such registration is available.

         11.2 Agrees that the Company may place the legend set forth below on any stock certificate(s) evidencing the Warrant Stock:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON RESALE AND MAY NOT BE RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

12. Notices. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

13. Amendment; Waiver. This Warrant may be amended or any provision hereof waived only by an instrument in writing signed by the Company and the Holder.

14. Headings. The description headings in this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

15. Law Governing. This Warrant shall be governed by the laws of the State of New York without regard to principles of conflicts of laws.

                     [SIGNATURE PAGE COMMENCES ON NEXT PAGE]

Dated: December 13, 2002

THE CLASSICA GROUP, INC.          ______________________


By:                                        By:
   --------------------------------           ----------------------------
     Name:Scott Halperin                      Name:_______________________
     Title: Chief Executive Officer           Title:______________________

Exhibit 1

                                             NOTICE OF EXERCISE


To:      The Classica Group, Inc.
         2400 Main Street
         Sayreville, New Jersey 08872

         Election. The undersigned Holder elects to purchase shares of common stock of The Classica Group, Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:

                                                  ------------
--------------------------------------------
(Name)
                                                By:__________________
--------------------------------------------
(Address)
                                                Name:  ______________
--------------------------------------------
(City, State, Zip Code)                         Title: ______________

(Federal Tax Identification Number)

(Date)

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned Holder of this Warrant hereby sells, assigns and transfers to the Assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of shares of Warrant Stock set forth below:

  Name of Assignee               Address                  No. of Shares




and does hereby irrevocably constitute and appoint ________________ Attorney to make such transfer on the books of ___________________, maintained for the purpose, with full power of substitution in the premises.


Dated:  _____________________            _____________

                                         By:
                                         ------------------------
                                         Name:  _____________
                                         Title: _____________